                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                  June 27, 2002


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

          Louisiana                               0-22992                            72-1106167
          ---------                               -------                            ----------
(State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification
       incorporation)                                                                    No.)

                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         On June 27, 2002, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1. Press Release dated June 27, 2002 - The Shaw Group Announces Termination of Discussions with Turner Industries




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE SHAW GROUP INC.
                                           (Registrant)



Date:      June 27, 2002                By: /s/ ROBERT L. BELK,
                                           ------------------------------------
                                           Robert L. Belk,
                                           Executive Vice President
                                           and Chief Financial Officer

                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                  June 27, 2002

Exhibit
Number            Description
--------          -----------
  99.1            Press Release dated June 27, 2002 - The Shaw Group Inc.
                  Announces Termination of Discussions with Turner Industries